Exhibit 2.2a



                                    AGREEMENT


                                  by and among


                           VIMRx PHARMACEUTICALS INC.


                                       and


                                 THE ARIES FUND

                                       and

                          THE ARIES DOMESTIC FUND, L.P.









                                               Dated: November 21, 1996



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                                TABLE OF CONTENTS

                                                                      Page


AGREEMENT.............................................................  1

RECITALS..............................................................  1

ARTICLE 1         EXCHANGE OF SHARES..................................  1

         1.1      Exchange of Shares..................................  1
         1.2      Adjustment of Initial VIMRx Shares..................  1

ARTICLE 2         REPRESENTATIONS AND WARRANTIES OF VIMRx.............  2
         2.1      Organization........................................  2
         2.2      Authority and Consent...............................  2
         2.3      The VIMRx Shares....................................  3
         2.4      Investment Purposes.................................  3
         2.5      Documents Delivered.................................  3
         2.6      No Breach...........................................  3
         2.7      Litigation..........................................  3
         2.8      Disclosure..........................................  4

ARTICLE 2         REPRESENTATIONS AND WARRANTIES OF ARIES.............  4

         3.1      Organization........................................  4
         3.2      Authority and Consent...............................  4
         3.3      The Innovir Shares..................................  4
         3.4      Examination of Documents, Investment Purposes and
                  Legending of the VIMRx Shares.......................  4
         3.5      Ownership of VIMRx Common Stock ....................  5

ARTICLE 4  COVENANTS OF VIMRx AND THE ARIES FUNDS.....................  5

         4.1      Further Assurances..................................  5
         4.2      Filings and Consents................................  5
         4.3      Access to Information and Confidentiality...........  5

ARTICLE 5         ADDITIONAL COVENANT OF THE ARIES FUNDS..............  6

         5.1      Additional Covenant of The Aries Funds..............  6

                                       8
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ARTICLE 6         CONDITIONS TO CLOSING...............................  6

         6.1      Conditions to Obligations of The Aries Funds........  6
         6.2      Conditions to Obligations of VIMRx..................  7

ARTICLE 7         CLOSING.............................................  8

         7.1      Closing Date........................................  8
         7.2      Deliveries by VIMRx.................................  8
         7.3      Deliveries by The Aries Funds.......................  8

ARTICLE 8         SURVIVAL............................................  9

         8.1      Survival............................................  9

ARTICLE 9         INDEMNIFICATION.....................................  9

         9.1      Indemnification.....................................  9

ARTICLE 10  MISCELLANEOUS PROVISIONS ................................. 10


         10.1     Amendment and Modification.......................... 10
         10.2     Waiver of Compliance................................ 10
         10.3     Expenses............................................ 10
         10.4     Notices............................................. 10
         10.5     Assignment.......................................... 11
         10.6     Freedom of Action................................... 11
         10.7     Third Parties....................................... 12
         10.8     Governing Law....................................... 12
         10.9     Counterparts........................................ 12
         10.10   Headings............................................. 12
         10.11   Entire Agreement..................................... 12




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                                    AGREEMENT


     AGREEMENT (the "Agreement") made this 21st day of November, 1996 by and among VIMRx Pharmaceuticals Inc., a Delaware corporation ("VIMRx" or the "Company"), The Aries Fund, A Cayman Island Trust ("Aries I") and The Aries Domestic Fund, L.P. , a Delaware limited partnership ("Aries II" and, together with Aries I, "The Aries Funds").

                                 R E C I T A L S

     WHEREAS, The Aries Funds own 4,000,000 shares of the Common Stock of Innovir Laboratories, Inc., a Delaware corporation ("Innovir") and hold warrants to purchase an additional 8,000,000 shares of Innovir's Common Stock at an aggregate exercise price of $4,000,000; and

     WHEREAS, The Aries Funds have indicated, subject to the terms and conditions of this Agreement, that they will exercise certain of such warrants, thereby purchasing 6,000,000 shares of Innovir's Common Stock; and

     WHEREAS, VIMRx is desirous of exchanging shares of its Common Stock for 9,500,000 of the 10,000,000 shares of Innovir's Common Stock to be owned by The Aries Funds following the exercise by The Aries Funds of their warrants, as aforesaid, and The Aries Funds are desirous of effecting such exchange (the 9,500,000 shares of Innovir's Common Stock to be so exchanged, the "Innovir Shares").

     NOW, THEREFORE, VIMRx and The Aries Funds hereby agree as follows:

                                    ARTICLE 1

                               EXCHANGE OF SHARES

     1.1 Exchange of shares. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants herein contained, on the date of closing specified in Section 7.1 (the "Closing Date"), The Aries Funds hereby agree to assign, transfer and deliver the Innovir Shares to VIMRx or its designee and, in exchange therefor, VIMRx hereby agrees to issue and deliver to The Aries Funds, pro rata to their ownership of the Innovir Shares to be delivered, 2,750,000 shares of VIMRx's Common Stock (the "Initial VIMRx Shares"), subject to adjustment as set forth in Section 1.2 hereof (the number of shares of VIMRx's Common Stock issued following all adjustments, the "VIMRx Shares").

     1.2 Adjustment of Initial VIMRx Shares.   The Initial VIMRx Shares shall be
subject to adjustment on or about January 22, 1997 and on or about January 7, 1998, as follows:

     (a) On or about January 22, 1997, but no later than January 30, 1997, VIMRx shall issue to The Aries Funds such additional number of shares of VIMRx's Common Stock, if any, as shall be determined by (i) dividing $12,350,000 by the average of the Daily Prices (as defined below) for each trading day of VIMRx's Common Stock during the period from November 15, 1996 to January 15, 1997, as reported by The Nasdaq Stock Market, and (ii) deducting from the number of shares so determined the Initial VIMRx Shares (the Initial VIMRx Shares and the additional shares of VIMRx's Common Stock, if any, so issued, the "Base VIMRx Shares" and the per share value determined by dividing $12,350,000 by the Base VIMRx Shares, the "Base VIMRx Per Share Value"). Notwithstanding the foregoing, in no event shall the Base VIMRx Shares be less than the Initial VIMRX shares.

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     (b) In the event the  average of the Daily  Prices for each  trading day of
VIMRx's Common Stock during the period from November 1, 1997 to December 31, 1997, as reported by The Nasdaq Stock Market (the "December 31, 1997 Per Share Average Value") is lower than the Base VIMRx Per Share Value then, on or about January 7, 1998, but no later than January 15, 1998, VIMRx shall issue to The Aries Funds such additional number of shares of VIMRx's Common Stock, as shall be determined by (i) multiplying the number of shares of VIMRx's Common Stock owned by The Aries Funds on December 31, 1997 (such number of shares, "The Aries Funds December 31, 1997 VIMRx Holdings") by the Base VIMRx Per Share Value, (ii) subtracting from the amount so obtained an amount equal to The Aries Funds December 31, 1997 VIMRx Holdings multiplied by the December 31, 1997 Per Share Average Value, and (iii) dividing the difference so obtained by the December 31, 1997 Per Share Average Value; provided, however, that no such adjustment shall be made in the event the total proceeds received by The Aries Funds from their sales of VIMRx's Common Stock prior to December 31, 1997, plus The Aries Funds December 31, 1997 VIMRx Holdings multiplied by the December 31, 1997 Per Share Average Value equals or exceeds $12,350,000. For purposes of this Agreement, the "Daily Price" shall be, for each trading day in the applicable period, the average of the bid and asked price of VIMRX's Common Stock for such day.


                                    ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF VIMRx

                  VIMRx represents and warrants to The Aries Funds that:

     2.1 Organization. VIMRx is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted, and is duly qualified as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to qualify would not have a material adverse effect on its operations.

     2.2 Authority and Consent. This Agreement has been duly executed and delivered by VIMRx and is a valid and binding agreement of VIMRx enforceable against VIMRx in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies and no consent or approval is required of any governmental authority, person, corporation, partnership, trust or other entity of any kind ("Person") in connection with the performance by VIMRx of this Agreement or the transactions contemplated hereby.

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     2.3 The VIMRx Shares. The VIMRx Shares to be delivered hereby,  when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens imposed by or through the Company, and will not be subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

     2.4 Investment Purposes. VIMRx is acquiring the Innovir Shares for its own account for investment within the contemplation of the Securities Act of 1933, as amended (the "Securities Act") and not with a view to the transfer or resale thereof.

    2.5 Documents Delivered. VIMRx has delivered to The Aries Funds VIMRx's (i) Annual Report on Form 10-K for its fiscal year ended December 31, 1995 (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 and (iii) Proxy Statement for its 1996 Annual Meeting of Stockholders (collectively, the "SEC Documents"). The SEC Documents, including the financial statements included therein, complied as to form with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder, were true and complete in all material respects as at their respective dates, and did not contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading and no event has occurred since September 30, 1996 which would have a material adverse effect on the operations, financial condition or results of operations of VIMRx.

     2.6 No Breach. The execution and delivery by the Company of this Agreement, the issuance of the VIMRx Shares hereunder and the performance and fulfillment by the Company of its obligations hereunder do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or event which, with notice or lapse of time or both, would constitute a breach of or default under, (iii) result in the creation of any lien, security interest, adverse claim, charge or encumbrance upon the capital stock or assets of the Company pursuant to, (iv) give any third party the right to accelerate any obligation under or terminate, (v) result in a violation of, (vi) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by the Company or any of its subsidiaries under, or (vii) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to or require the consent of any other person under the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries or any law, statute, rule or regulation to which the Company or any of its subsidiaries is subject or by which any of its properties are bound, or any agreement, instrument, order, judgment or decree to which the Company or any of its subsidiaries is subject or by which its properties are bound.

     2.7 Litigation. There are no actions, suits, proceedings, orders, investigations or claims pending or threatened against or affecting the Company or any of its subsidiaries, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, other than a claim asserting a breach of employment against a subsidiary of the Company.

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     2.8 Disclosure.  Neither this Agreement nor any of the schedules, exhibits, written statements, documents or certificates prepared or supplied by the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading and, to the knowledge of the Company no fact or circumstance exists which would materially adversely affect the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company or any of its subsidiaries.

                                    ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF THE ARIES FUNDS

         The Aries Funds severally represent and warrant to VIMRx that:

     3.1 Organization. Each is duly organized, validly existing and in good standing under its respective jurisdiction of organization, with requisite power and authority to perform the terms of this Agreement.

     3.2 Authority and Consent. This Agreement has been duly authorized, executed and delivered by each of them and is a valid and binding agreement of each of them enforceable against each of them in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies and no consent or approval is required of any Person in connection with the performance by each of them of this Agreement or the consummation by each of them of the transactions contemplated hereby.

     3.3 The Innovir Shares. At the Closing Date, based solely upon the representations made to the Aries Funds by Innovir in the Common Stock and Warrant Purchase Agreement dated August 30, 1996, by and among the Aries Funds and Innovir, to our knowledge, the Aries Funds will own, of record and beneficially, the Innovir Shares, free and clear and, upon delivery to VIMRx of the certificates therefor duly endorsed for transfer to VIMRx, VIMRx will acquire good, valid, indefeasible and marketable title thereto, free and clear of any security interest, lien, restriction or other encumbrance, other than restrictions under applicable federal and state securities laws.

     3.4 Examination of Documents, Investment Purposes and Legending of the VIMRx Shares. Aries I and Aries II have conducted such examination of materials relating to VIMRx as they have deemed necessary in connection with the transactions contemplated hereby; Aries I and Aries II are each "Accredited Investors" within the meaning of Rule 501 under the Securities Act of 1933, as amended, and each has had the opportunity to discuss VIMRx's operations with VIMRx's officers and employees. Aries I and Aries II are each acquiring their respective pro rata portion of the VIMRx Shares for its own account for investment within the contemplation of the Securities Act and not with a view to the transfer or resale thereof, and each hereby consents to the legending of the certificates for the VIMRx Shares to be received with a legend in substantially the following form:

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          "THE SHARES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT FOR THESE SHARES OR AN OPINION OF VIMRx'S COUNSEL THAT REGISTRATION IS NOT REQUIRED."

     3.5 Ownership of VIMRx Common Stock. Neither Aries I nor Aries II has acquired any shares of VIMRx Common Stock in the public market or otherwise, including by exercise of options or warrants to purchase common stock, other than pursuant to the Subscription and Registration Rights Agreement dated as of March 21, 1996 by and among VIMRx and several parties including the Aries Funds.



                                    ARTICLE 4

                     COVENANTS OF VIMRx AND THE ARIES FUNDS

        VIMRx, Aries I and Aries II hereby severally covenant and agree:

     4.1 Further Assurances. To take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement expeditiously, including executing and delivering such further documents, certificates, applications and agreements as reasonably may be necessary or desirable.

     4.2 Filing and Consents. To cooperate with respect to (i) any filing with any governmental body, agency, official or authority required in connection with this Agreement or the consummation of the transactions contemplated hereby and
(ii) any actions, consents, approvals or waivers required to be obtained from any Person in connection with this Agreement or the consummation of the transactions contemplated hereby.

     4.3 Access to Information and Confidentiality. To afford The Aries Funds, their counsel, financial advisors, auditors and other authorized representatives full access, upon reasonable prior notice and during normal business hours, to VIMRx's offices, properties, books and records and to its employees, agents and independent accountants, and to furnish The Aries Funds, their counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as may reasonably be requested, and to cooperate with The Aries Funds in their due diligence.

                                       14
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                                    ARTICLE 5

                     ADDITIONAL COVENANT OF THE ARIES FUNDS

     5.1 Additional Covenant of The Aries Funds. The Aries Funds hereby covenant and agree, upon twenty days prior notice from VIMRx, to exercise their warrants to purchase 2,000,000 shares of Innovir's Common Stock at $.50 per share for an aggregate exercise price of $1,000,000, concurrent with the exercise by VIMRx of its warrants to purchase 1,000,000 shares of Innovir's Common Stock at $1.00 per share for an aggregate exercise price of $1,000,000, conditional upon VIMRx's receipt from Innovir's Board of Directors of a notice that additional funding is required and to grant VIMRx an irrevocable proxy through November 31, 1999, with respect to the 2,000,000 shares of Innovir's Common Stock so purchased, which proxy shall not restrict The Aries Fund from selling such shares, in which event the proxy shall lapse with respect to any shares sold.


                                    ARTICLE 6

                              CONDITIONS TO CLOSING

     6.1 Conditions to Obligations of The Aries Funds. The obligations of The Aries Funds hereunder are conditioned upon the following:

               (a) All warranties and representations of VIMRx contained in this Agreement or in any instrument delivered hereunder or otherwise made in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

               (b) VIMRx shall have performed and complied with all of the covenants and agreements required by or pursuant to this Agreement and any instrument delivered hereunder to be performed or complied with on or prior to the Closing Date.

               (c) No suit, action, investigation or proceeding before or by any federal or state court or governmental or regulatory authority shall have been commenced, and no suit, action or proceeding by any governmental or regulatory authority shall have been threatened, against VIMRx, The Aries Funds, or Innovir seeking to restrain, prevent or modify the transactions contemplated hereby or seeking material damages in connection with any of such transactions and no order of any court or administrative agency to restrain, prohibit or nullify the consummation of the transactions contemplated herein shall be outstanding as of the Closing Date.

               (d) All governmental authorities having jurisdiction, to the extent required by law, shall have consented to or approved the consummation of the transactions contemplated by this Agreement.

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               (e) As at the Closing Date,  The Aries Funds shall have exercised warrants to purchase 6,000,000 shares of Innovir's Common Stock upon payment of an aggregate exercise price of $3,000,000 therefor.

               (f) All documents delivered and action taken pursuant hereto shall be satisfactory in form and substance to The Aries Funds and their counsel.

     6.2 Conditions to Obligations of VIMRx. The obligations of VIMRx hereunder are conditioned upon the following:


               (a) All warranties and representations of The Aries Funds contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) The Aries Funds shall have performed and complied with all of the covenants and agreements required by or pursuant to this Agreement and any instrument delivered hereunder to be performed or complied with on or prior to the Closing Date.

               (c) No suit, action, investigation or proceeding before or by any federal or state court or governmental or regulatory authority shall have been commenced, and no suit, action or proceeding by any governmental or regulatory authority shall have been threatened, against VIMRx, The Aries Funds or Innovir seeking to restrain, prevent or modify the transactions contemplated hereby or seeking material damages in connection with any of such transactions and no order of any court or administrative agency to restrain, prohibit, or nullify the consummation of the transactions contemplated herein shall be outstanding as of the Closing Date.

               (d) All governmental authorities having jurisdiction, to the extent required by law, shall have consented to or approved the consummation of the transactions contemplated by this Agreement.

               (e) As at the Closing Date, The Aries Funds shall have exercised warrants to purchase 6,000,000 shares of Innovir's Common Stock upon payment of an aggregate exercise price of $3,000,000 therefor.

               (f) Receipt of an opinion from an investment banking or other firm experienced in rendering "fairness opinions" that the transactions herein provided are fair from a financial prospective to VIMRx.

               (g) All documents delivered and action taken pursuant hereto shall be satisfactory in form and substance to VIMRx and its counsel.

                                       16
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                                    ARTICLE 7

                                     CLOSING

     7.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall be conditional upon and shall take place concurrently with the closing of (i) the exercise by Aries of warrants to purchase 6,000,000 shares of Innovir's Common Stock for $3,000,000 and (ii) the acquisition by Innovir of a subsidiary of VIMRx in exchange for Common Stock and Warrants of Innovir, on December 4, 1996, or such other date as the parties may fix, (the "Closing Date") at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177-0077.

     7.2 Deliveries by Vimrx. At the Closing, VIMRx shall deliver to The Aries Funds the following:

               (a) Stock certificates for the Initial VIMRx Shares registered in the names of The Aries Funds.

               (b) A registration rights agreement providing for (i) VIMRx's preparation, filing and processing to effectiveness of a Registration Statement on Form S-3 for the public sale of the Base VIMRx Shares by The Aries Funds, which registration statement shall be filed within 45 days of the Closing Date, and (ii) cross-indemnification rights with respect thereto.

               (c) An officers' certificate by the President and the Chief Financial Officer of VIMRx confirming as at the Closing Date the correctness of the warranties and representations of VIMRx in the agreement and compliance by VIMRx with the covenants and agreements to be performed by it under the agreement.

               (d) The opinion of Epstein Becker & Green, P.C., counsel to VIMRx, addressed to The Aries Funds, as to Sections 2.1, 2.2, 2.3, and 7.2(b).

     7.3 Deliveries by The Aries Funds. At the Closing, The Aries Funds shall deliver to VIMRx the following:

               (a) Stock certificates for the Innovir Shares, duly endorsed for transfer to VIMRx or its designee.

               (b) The Registration Rights Agreement duly executed by The Aries Funds.

               (c) An irrevocable three-year proxy granting VIMRx all voting rights with respect to the 500,000 shares of Innovir's Common Stock being retained by The Aries funds following the Closing Date, duly executed, which proxy shall not restrict The Aries Funds from selling such shares, in which event the proxy shall lapse with respect to any shares sold.

               (d) A written waiver and release (the "Release") by The Aries Funds of certain rights under (i) the Common Stock And Warrant Purchase Agreement dated as of August 30, 1996 by and among The Aries Funds and Innovir and (ii) certain other agreements with Innovir which such Release shall be in form and substance satisfactory to the parties.

               (e) An officers' certificate by an authorized representative of the Aries Funds, in form and substance reasonably satisfactory to the parties.
               (f) The opinion of counsel to The Aries Funds, addressed to VIMRx, in form and substance reasonably satisfactory to the parties.

                                    ARTICLE 8

                                    SURVIVAL

     8.1 Survival. All representations and warranties made in this Agreement shall survive the delivery of this Agreement and remain in full force and effect until December 31, 1998.

                                    ARTICLE 9

                                 INDEMNIFICATION

     9.1 Indemnification

               (a) Indemnification by VIMRx. VIMRx hereby agrees to indemnify and hold harmless The Aries Funds from and against any and all losses, liabilities, damages, obligations, costs and expenses, including, without limitation, amounts paid in settlement and reasonable costs and expenses of investigating, preparing to defend and defending any claim, action, suit, proceeding, inquiry or investigation in respect thereof (such losses, liabilities, damages, obligations, costs and expenses as hereinabove set forth, collectively "Damages") incurred by The Aries Funds, resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by VIMRx or the breach of any covenant herein by VIMRx.

               (b) Indemnification by The Aries Funds. Each of The Aries Funds, severally, and not jointly, hereby agrees to indemnify and hold harmless VIMRx from and against any and all Damages incurred by VIMRx resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by either of The Aries Funds, respectively, or the breach of any covenant contained herein by either of The Aries Funds, respectively.

               (c) Procedure. If any action, suit, proceeding or claim shall be brought against the party to be indemnified by any third party, which action, suit, proceeding or claim, if determined adversely to the interest of the party to be indemnified and which would entitle the party to be indemnified to indemnity pursuant to this Section 10.1, the party to be indemnified shall promptly notify the indemnifying party of the same in writing and, if the indemnifying party so elects, the indemnifying party shall assume the defense thereof, including the employment of counsel satisfactory to the party to be indemnified and


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

          the payment of all reasonable costs and expenses in respect thereof. The party to be indemnified shall have the right to employ counsel separate from any counsel employed by the indemnifying party in any action, suit, proceeding or claim and to control (or, if the party to be indemnified has elected to allow the indemnifying party to assume the defense thereof, participate in) the defense thereof and the fees and expenses of such counsel employed by the party to be indemnified shall be at the expense of the party to be indemnified. The indemnifying party shall not be liable for any settlement of any such action, suit, proceeding or claim effected without his or its written consent (which shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party, or if there shall be a final judgment for plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the party to be indemnified from and against any loss, liability, obligation, damage, cost or expense by reason of such settlement or judgment.


                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

     10.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a writing signed by The Aries Funds and VIMRx.

     10.2 Waiver of Compliance. Any failure of The Aries Funds or VIMRx to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by (i) The Aries Funds in the case of any failure of VIMRx or (ii) VIMRx in the case of any failure of The Aries Funds. Such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

     10.3  Expenses.  VIMRx  and The  Aries  Funds  shall  each  pay  their  own
respective   expenses   incurred  in  connection  with  this  Agreement  or  any
transaction contemplated by this Agreement, except that VIMRx shall pay the reasonable fees and expenses of counsel incurred in connection with rendering the opinion of counsel referred to in Section 7.3(f) hereof. The foregoing shall not be construed as limiting any other rights which any party may have as a result of misrepresentation of or breach by any other party.

     10.4 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or when mailed by certified or registered mail (return receipt requested), postage prepaid or when delivered by fax (evidenced by confirmation of successful transmission), as follows:

                           A.       If to The Aries Funds:

                                    Paramount Capital Asset Management, Inc.
                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Fax # (212) 554-4490
                                    Attn:  President

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

                                    With a copy to:

                                    Roberts, Sheridan & Kotel,
                                    A Professional Corporation
                                    640 Fifth Avenue, 15th Floor
                                    New York, New York 10019
                                    Fax # (212)
                                    Attn:  Ira L. Kotel, Esq.

or to such other person or place as The Aries Funds shall designate by notice in the manner provided in this Section 10.4;

                           B.       If to VIMRx:

                                    VIMRX Pharmaceuticals Inc.
                                    2751 Centerville Road
                                    Wilmington, Delaware 19808
                                    Fax # (302) 998-3794
                                    Attn:  Mr. Richard L. Dunning

                                    With a copy to:

                                    Epstein Becker & Green, P.C.
                                    250 Park Avenue
                                    New York, New York  10177
                                    Fax # (212) 661-0989
                                    Attn:  Lowell Lifschultz, Esq.

or to such other person as VIMRx shall designate by notice in the manner provided in this Section 10.4.

     10.5 Assignment. This Agreement shall be binding upon and inure to the benefit of The Aries Funds and their respective successors and assigns, and to VIMRx and its successors and assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by either The Aries Funds or VIMRx without the prior written consent of the others.

     10.6 Freedom of Action. (a) The Aries Funds and their affiliates shall not have any obligation to the Company not to (i) engage in the same or similar activities or lines of business as the Company or develop or market any products, services or technologies that does or may in the future compete, directly or indirectly, with those of the Company, (ii) invest or own any; interest publicly or privately in, or develop a business relationship with, any corporation, partnership or other person or entity engaged in the same or similar activities or lines or business as or otherwise in competition with, the Company or (iii) do business with any client, collaborator, licensor, consultant, vendor or customer of the Company. The Aries Funds and their officers, directors, employees or former employees and affiliates shall not have any obligation or be liable, to the Company solely on account of the conduct described in the preceding sentence. In the event that either of The Aries Funds and any officer, director, employee or former employee or affiliate thereof acquires knowledge of a potential transaction, agreement, arrangement or other matter which may be a corporate opportunity for both The Aries Funds or any affiliates and the Company, neither of The Aries Funds nor their officers, directors, employees or former employees or affiliates shall have any duty to communicate or offer such corporate opportunity to the Company; and neither of The Aries Funds nor their officers, directors, employees or former employees or affiliates shall be liable to the Company for breach of any fiduciary duty, as a stockholder or otherwise, solely by reason of the fact that The Aries Funds or any of their officers, directors, employees or former employees or affiliates pursue or acquire such corporate opportunity for either of The Aries Funds, direct such corporate opportunity to another person or entity or communicate or fail to communicate such corporate opportunity or entity to the Company. As used in this Section, The Aries Funds shall include their affiliates (excluding the Company; as an affiliate of The Aries Funds).

               (b) The provisions of this Section 10.6 shall be enforceable to the fullest extent permitted by law.

     10.7 Third Parties. This Agreement is not intended to and shall not be construed to give any Person other than the parties hereto any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     10.9  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     10.8 Headings. The headings of the sections, schedules and articles of this Agreement are inserted for the sake of convenience only and shall not constitute a part hereof.

     10.9 Entire Agreement. This Agreement, including the schedules and exhibits, contains the entire understanding of the parties in respect of the subject matter contained herein and therein and there are no other terms or conditions, representations or warranties, written or oral, express or implied, except as set forth herein.

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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                         THE ARIES FUND, A CAYMAN ISLAND TRUST

                         By:  its Investment Manager,
                              PARAMOUNT CAPITAL ASSET
                              MANAGEMENT, INC.




                          By:  /s/ Lindsay A. Rosenwald, M.D.
                                   Lindsay A. Rosenwald, M.D., President




                          THE ARIES DOMESTIC FUND, L.P.

                          By:  its General Partner,
                               PARAMOUNT CAPITAL ASSET
                               MANAGEMENT, INC.




                           By:   /s/ Lindsay A. Rosenwald, M.D.
                                     Lindsay A. Rosenwald, M.D., President




                                VIMRx PHARMACEUTICALS INC.




                            By:   /s/ Richard L. Dunning
                                      Richard L. Dunning, President


                                       22
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